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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2000

                               PHARMACOPEIA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-27188                33-0557266
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


        CN5350, Princeton, New Jersey                        08543-5350
  (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code:       (609) 452-3600


                                 Not Applicable
          (Former name or former address, if changed from last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On September 6, 2000, Pharmacopeia, Inc. ("Pharmacopeia"), through its wholly-owned subsidiary, Molecular Simulations Incorporated, completed its acquisition (the "Acquisition") of the software subsidiaries of Oxford Molecular Group Plc (the "Subsidiaries") pursuant to the previously announced purchase agreement (the "Purchase Agreement") dated August 8, 2000.

         Upon consummation of the Purchase Agreement, Pharmacopeia acquired the entire issued share capital of Oxford Molecular Limited and Chemical Design Holdings Plc and all the outstanding stock of Oxford Molecular Group, Inc., for approximately $27,000,000, comprised of cash and the assumption of certain liabilities.

         The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, together with the respective exhibits thereto, listed as Exhibit 2 hereto, which was filed as Exhibit 2 to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2000, and is incorporated herein by reference.

         Fees, expenses and other costs related to the Acquisition are expected to be funded by Pharmacopeia from a combination of available cash and cash equivalents.

         A copy of the press release of Pharmacopeia announcing completion of the Acquisition is filed as an exhibit hereto and is incorporated herein by reference.

         (b) Assets constituting plant, equipment or other physical property acquired by Pharmacopeia in the Acquisition were used by the Subsidiaries in the design and marketing of bioinformatics and cheminformatics products for the pharmaceutical, biotechnology and chemical industries. Pharmacopeia currently intends to use these assets in the same manner in which they were used prior to the Acquisition.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         Financial Statements required by this item are omitted in accordance with the provisions of paragraph (a)(4) of this item and will be filed by amendment as soon as practicable but not later than 60 days after the date that this report must be filed.

         (b)      Pro Forma Financial Information.

         Financial Statements required by this item are omitted in accordance with the provisions of paragraph (a)(4) of this item and will be filed by amendment as soon as practicable but not later than 60 days after the date that this report must be filed.


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         (c)      Exhibits.


       Exhibit Number                         Description
       --------------                         -----------
             2             Agreement for the sale and purchase of the entire
                           issued share capital of Oxford Molecular Limited and
                           Chemical Design Holdings plc and all the outstanding
                           stock of Oxford Molecular Group, Inc. dated August 8,
                           2000 between Oxford Molecular Group Plc, Molecular
                           Simulations, Inc. and Pharmacopeia, Inc. (Filed as an
                           exhibit to Pharmacopeia's Current Report on Form 8-K
                           filed with the Securities and Exchange Commission on
                           August 16, 2000, and incorporated herein by
                           reference.)

            99 Text of press release, dated September 6, 2000, issued by Pharmacopeia, Inc.



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                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHARMACOPEIA, INC.


                                      By:      /s/ Bruce C. Myers
                                         ---------------------------------------
                                         Bruce C. Myers, Executive Vice
                                         President and Chief Financial Officer
                                         (Duly Authorized Officer and Chief
                                         Accounting Officer)

Date:    September 20, 2000


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                                  EXHIBIT INDEX

Exhibit

--------------------------------------------------------------------------------

     2 Agreement for the sale and purchase of the entire issued share capital of Oxford Molecular Limited and Chemical Design Holdings plc and all the outstanding stock of Oxford Molecular Group, Inc. dated August 8, 2000 between Oxford Molecular Group Plc, Molecular Simulations, Inc. and Pharmacopeia, Inc. (Filed as an exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2000, and incorporated herein by reference.)

    99 Text of press release, dated September 6, 2000, issued by Pharmacopeia, Inc.


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